UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2011
PAA Natural Gas Storage, L.P.
(Exact name of registrant as specified in its charter)

DELAWARE (State or other jurisdiction of incorporation)	1-34722 (Commission File Number)	27-1679071 (IRS Employer Identification No.)
333 Clay Street, Suite 1500, Houston, Texas 77002
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 713-646-4100
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
SIGNATURES

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On November 9, 2011, the Board of Directors of PNGS GP LLC, the general partner of PAA Natural Gas Storage, L.P. (“PNG”), canceled equity awards previously granted to Richard K. McGee including 110,000 phantom units awarded under the PAA Natural Gas Storage, L.P. 2010 Long-Term Incentive Plan and 16,500 Class B Units. These actions were taken in connection with the appointment of Mr. McGee as a Vice President of Plains All American Pipeline, L.P. (“PAA”), along with the re-allocation to other personnel of certain of his responsibilities at PNG. In connection with his new duties at PAA, Mr. McGee has and will receive contingent equity awards from PAA.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAA NATURAL GAS STORAGE, L.P.
Date: November 14, 2011	By:	PNGS GP LLC, its general partner

	By:	/s/ Al Swanson
		Name:	Al Swanson
		Title:	Executive Vice President and CFO